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                                                                   EXHIBIT 10.27



                               ASSURANCE AGREEMENT

               The undersigned are entering into this Assurance Agreement (the "Assurance Agreement"), dated as of February 5, 1997, in respect of the Technical Assistance and License Agreement, dated December 18, 1996 (the "License Agreement"), between Owens-Brockway Glass Container Inc. ("Owens") and Consumers Packaging Inc. ("Consumers") pursuant to which Anchor Glass Acquisition Corporation ("New Anchor") is a Licensee Group Member. All capitalized terms not otherwise defined herein are used as defined in the License Agreement as in effect on the date hereof.

               1. Security Interest. Owens acknowledges and agrees to the granting on the date hereof by New Anchor of a security interest in the License Agreement to Bankers Trust Company, as agent (the "Agent") for the lenders under the Senior Credit Agreement, dated the date hereof (the "Credit Agreement"), among New Anchor, the Agent and such lenders, and to BT Commercial Corporation, as agent (the "Revolver Agent") for the lenders under the Credit Agreement, dated the date hereof (the "Revolving Credit Agreement"), among New Anchor, the financial institutions named therein, the Revolver Agent, Bankers Trust Company and PNC Bank, and, subject to the terms and conditions of the License Agreement and this Assurance Agreement, the exercise by such parties of their rights as secured creditors in respect of the License Agreement. Owens also agrees to the granting of a security interest in the License Agreement to the trustee (a "New Anchor Indenture Trustee") under an indenture (a "Refinancing Indenture") for any notes secured by property, plant and equipment of New Anchor issued to refinance borrowings under the Credit Agreement or to the trustee (a "Consumers Indenture Trustee") under an indenture (a "Consumers Indenture") for the notes to be issued by Consumers or a subsidiary secured by property, plant and equipment of Consumers at or near the date of issuance of the notes under the Refinancing Indenture, and, subject to the terms and conditions of the License Agreement and this Assurance Agreement, the exercise by such parties of their rights as secured creditors in respect of the License Agreement. The Agent, the Revolver Agent, the New Anchor Indenture Trustee, the Consumers Indenture Trustee and the holders of loans or notes under the Credit Agreement, the Revolving Credit Agreement, a Refinancing Indenture or a Consumers Indenture are referred to as the "Secured Parties."

               2. Notice and Cure. Owens shall deliver to the Agent, the Revolving Agent, the Indenture Trustee and the Consumers Trustee (but only so long as the relevant loans or notes are outstanding), concurrently with delivery to any member of Licensee Group, copies of any default notices given by Owens pursuant to the License Agreement. The Secured Parties shall have the right to cure any such default during the cure periods specified in the License Agreement and, if during any such cure period a Secured Party has given Owens notice of its intention to foreclose on the License Agreement, during an additional period of 30 days beyond the cure periods specified in the License Agreement. In the event that (i)(A) any such default relates to actions or failures to act by members of Licensee Group other than New Anchor or its subsidiaries or (B) the relevant Secured Parties cure any such default relating to actions or failures to act by New Anchor or its subsidiaries and (ii) Owens exercises any right to terminate the License Agreement, Owens shall, at the request of New Anchor (or after foreclosure on the License Agreement by any Secured Party in accordance with, and subject to, the provisions of paragraph 3 of this




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Assurance Agreement, such Secured Party), grant to New Anchor and its subsidiaries that are members of Licensee Group a license to use the Technical Information (including, without limitation, Licensed Patents and Licensed Trade Secrets) in accordance with the terms set forth in Section 22 of the License Agreement. In the event that (i) (A) any such default relates to actions or failures to act by New Anchor or its subsidiaries or (B) the relevant Secured Parties cure any such default relating to actions or failures to act by Consumers and its subsidiaries (excluding New Anchor and its subsidiaries) that are members of Licensee Group and (ii) Owens exercises any right to terminate the License Agreement, Owens shall, at the request of Consumers (or after foreclosure on the License Agreement by any Secured Party in accordance with, and subject to, the provisions of paragraph 3 of this Assurance Agreement, such Secured Party) grant to Consumers and such subsidiaries a license to use the Technical Information (including, without limitation, Licensed Patents and Licensed Trade Secrets) in accordance with the terms set forth in Section 22 of the License Agreement. Each of the Agent, the Revolving Agent, the Indenture Trustee and the Consumers Trustee shall notify Owens at such time as the relevant loans or notes in connection with which they are acting as agent or trustee have been repaid.

               3. Foreclosure and Sale. The ownership of the capital stock or plants of Consumers or its subsidiaries (including New Anchor and its subsidiaries) or the operation of any plant of Consumers or its subsidiaries (including New Anchor and its subsidiaries) by any Secured Party shall not constitute a default or require the consent of Owens under the License Agreement (or any replacement thereof made pursuant to paragraph 2 of this Assurance Agreement), and such Secured Parties may continue to use the Technical Information (including, without limitation, the Licensed Patents and the Licensed Trade Secrets) at such plants in accordance with, and subject to the terms of, the License Agreement (or a replacement thereof entered into pursuant to Section 22 of the License Agreement); provided, that such Secured Party is neither a Customer nor a Manufacturer. The sale or other disposition of the capital stock or plants of Consumers or its subsidiaries (including New Anchor and its subsidiaries) by a Secured Party, whether in connection with or subsequent to a foreclosure of such Secured Party's security interest in the License Agreement, shall be subject to, and consummated in accordance with, the terms and conditions of the License Agreement, including, without limitation, Sections 21 and 22 thereof.

               4. Notices. All notices shall be sent to:

    Owens at One Seagate, Toledo, Ohio 43666, Attention: General Counsel Consumers at 401 The West Mall, Suite 900, Etobicoke, Ontario, Canada,
      Attention: John J. Ghaznavi
    New Anchor at One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida
      33634, Attention: John J. Ghaznavi
    The Agent, Bankers Trust Company, One Bankers Trust Plaza, New York, New
      York 10006, Attention: Larry Benison
    The Revolver Agent, BT Commercial Corporation, 14 Wall Street, New York
       York 10005, Attention: Basil Palmeri



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     The New Anchor Indenture Trustee and the Consumers Indenture Trustee
     shall provide their notice addresses to Owens upon becoming parties to this Assurance Agreement.

               5. Additional Parties. The New Anchor Indenture Trustee and the Consumer Indenture Trustee shall be entitled to become parties to this Assurance Agreement on the dates of the Refinancing Indenture and the Consumers Indenture.



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               6. Governing Law. This Assurance Agreement shall be construed according to and governed by the laws of the State of Ohio.


                                 OWENS-BROCKWAY GLASS CONTAINER INC.


                                 By: /s/ James W. Baehren
                                    --------------------------------
                                 Name: James W. Baehren
                                 Title: Vice President


                                 CONSUMERS PACKAGING INC.


                                 By: /s/ John J. Ghaznavi
                                    --------------------------------
                                 Name: John J. Ghaznavi
                                 Title: Chief Executive Officer and Chairman


                                 ANCHOR GLASS ACQUISITION CORPORATION


                                 By: /s/ John J. Ghaznavi
                                    --------------------------------
                                 Name: John J. Ghaznavi
                                 Title: Chairman and Chief Executive Officer


                                 BT COMMERCIAL CORPORATION, as Agent


                                 By: /s/ Rita Dagdelen-Keskinyon
                                    --------------------------------
                                 Name: Rita Dagdelen-Keskinyon
                                 Title: Senior Vice President


                                 BANKERS TRUST COMPANY, as Agent


                                 By: /s/ Rita Dagdelen-Keskinyon
                                    --------------------------------
                                 Name: Rita Dagdelen-Keskinyon
                                 Title: Managing Director


                                 The Bank of New York,
                                 as New Anchor Trustee


                                 By: /s/ Paul J. Schmalzel
                                    --------------------------------
                                 Name: Paul J. Schmalzel
                                 Title: Assistant Treasurer


                                 The Bank of New York
                                 as Consumers Trustee


                                 By: /s/ Paul J. Schmalzel
                                    --------------------------------
                                 Name: Paul J. Schmalzel
                                 Title: Assistant Treasurer



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